INFORMING BETTER SURGERY WITH ADVANCED SPINE IMAGING TRANSFORMING OUR PORTFOLIO WITH THE ACQUISITION OF EOS IMAGING Pat Miles, Chairman & CEO | February 28, 2020 Exhibit 99.2

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Alphatec Holdings, Inc. (the “Company” or “ATEC”) cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements. Forward-looking statements include statements about the timing of the anticipated acquisition, when and whether the anticipated acquisition ultimately will close, the expectation that certain existing EOS imaging S.A. (“EOS”) shareholders will tender in the exchange portion of the tender offer (the “Offer”), the potential benefits and synergies of the anticipated acquisition, including the expected impact on future financial and operating results, post-acquisition plans and intentions, and plans to obtain financing pursuant to the Perceptive Advisors (“Perceptive”) financing commitment and the uses therefrom. The forward-looking statements contained herein are based on the current expectations and assumptions of the Company and not on historical facts. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: uncertainties as to the timing of the Offer and the closing of the acquisition; uncertainties as to the percentage of EOS security holders tendering their shares in the Offer; the possibility that competing offers will be made; risks related to French regulatory review of the Offer; the satisfaction of conditions to closing the Offer and completing the acquisition; the satisfaction of conditions, including applicable regulatory clearances, set forth in the EOS shareholder agreements to tender for ATEC shares, which if not met, could increase the cash paid by the Company in the Offer; the occurrence of any event, change or other circumstance that could give rise to the termination of the Tender Offer Agreement; the effect of the announcement of the Offer and related transactions on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally; the inability to reach a 90% threshold in the Offer which would result in EOS continuing to be traded on Euronext and related regulatory requirements in connection therewith; the inability of the Company to secure the financing contemplated to be obtained pursuant to the Perceptive commitment on the expected terms or timing, or at all, whether as a result of failure to meet certain conditions or otherwise; risks related to potential litigation in connection with the Offer or the closing that may result in significant costs of defense, indemnification and liability; the risk that the businesses will not be integrated successfully; unexpected variations in market growth and demand for the combined company’s products and technologies; and the risk that benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Certain Legal Matters This presentation is not intended to, and does not, constitute, represent or form part of any offer, invitation or solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this presentation or otherwise. The distribution of this presentation in jurisdictions outside the United States or France may be restricted by law or regulation and therefore any person who comes into possession of this presentation should inform themselves about, and comply with, such restrictions. Any failure to comply with such restrictions may constitute a violation of the securities laws or regulations of any such relevant jurisdiction. EOS is incorporated in France and listed on Euronext and any offer for its securities will be subject to French disclosure and procedural requirements, which differ from those that are applicable to offers conducted solely in the United States, including with respect to withdrawal rights, offer timetable, settlement procedures and timing of payments. The transactions described in this presentation will be structured to comply with French and U.S. securities laws and regulations applicable to transactions of this type. FORWARD LOOKING STATEMENTS

INTRODUCING EOS IMAGING RAPID, CALIBRATED, FULL-BODY SCAN BIPLANAR SPINE IMAGING & ANATOMICAL MODELING Academic influence Units installed globally 350 Customized care Technological foundation +

SPINE’S TOP 5 HAVE INVESTED IN ENABLING IMAGING TECHOLOGIES We think about it differently. We intend to use imaging to holistically inform spine surgery. 75% share

We have created a conduit to deliver information into the operating room WITH EOS, WE WILL BETTER INFORM THE OPERATIVE EXPERIENCE L R

EOS TECHNOLOGY “INTERNATIONAL CONSENSUS” ON HOW TO INFORM SPINE SURGERY* * Source: Sigurd H. Berven, Steven J. Kamper, Niccole M. Germscheid, Benny Dahl, Christopher I. Shaffrey, Lawrence G. Lenke, Stephen J. Lewis, Kenneth M. Cheung, Ahmet Alanay, Mannabu Ito, David W. Polly, Yong Qui, Minus de Kleuver, AOSpine Knowledge Forum Deformity, 2018, An international consensus on the appropriate evaluation and treatment for adults with spinal deformity, Eur Spine 27(3):585-596. doi: 10.1007/s00586-017-5241-1. Epub 2017 Aug 5.

BETTER INFORMED AT ALL STAGES OF CARE PRE-OP PLANNING SURGERY POST-OP ASSESSMENT FOLLOW-UP FULL-BODY BIPLANAR IMAGES DIAGNOSIS More accurate understanding of patient alignment Elevates likelihood of surgical goal fulfillment by integrating fully informed plans into surgery Correlates post-operative image against the original surgical plan Rapid, calibrated, low-dose image capture of patient in standing (weight-bearing) position Reconciles pre-operative plan to intraoperative achievement Consistent, calibrated images allow application of predictive analytics

EOS’ TOP U.S. HOSPITAL PENETRATION Significant academic footprint 90% of the top 10* 80% of the top 25* * US News & World Report Best Orthopedic Hospitals list (2019-2020)

PRESTIGIOUS INTERNATIONAL FOOTPRINT 40% of installed base N America 45% 15% A foundation to support future global expansion of installed base EMEA of installed base AsiaPac

CLINICAL PROWESS STRATEGIC RATIONALE Combines world-class “advanced imaging” know-how with ATEC spine expertise Advanced, 3D surgical planning Anterior column - # levels, size, angle Posterior column - fixation planning, # levels, screw sizes, rod contouring, release Patient-specific biomechanical models simulate plan and optimize alignment considerations Application of outcomes-based predictive analytics informs future spine care

Customized surgical configurations optimize inventory planning and cost to serve Complementary sales channels Elevates the ATEC brand with Nobel-prize winning radiation detection technology* that has strong academic influence and >500 peer-reviewed publications Creates access to EOS’ global account base and accelerates future OUS penetration OPERATIONAL & ORGANIZATIONAL ADVANTAGES STRATEGIC RATIONALE * Radiation technology used to create EOS imaging was awarded the Nobel Prize in Physics

FINANCIAL IMPACT Jeff Black, VP & CFO | February 28, 2020

P&L IMPACT

FURTHER DETAIL WHEN TRANSACTION CLOSES EXPECTED IN ~Q3 2020

- Expands revenue base and accelerates growth, adding ~$40M* to annual revenue
  - Equipment installed base 5-Year CAGR >25%
    ~75% of revenue mix**
  - Recurring maintenance 5-Year CAGR >35%
    ~25% of revenue mix**
- Expected to be **accretive to adjusted EBITDA and free cash flow** in the first full year of operations

* Based on EOS Imaging 2019 operating results: ~$26M booked imaging systems orders and ~$13M maintenance revenue
** Based on trailing 3 years 2017-2019

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DEAL SUMMARY

ECONOMICS

Purchase Price: up to $88M, plus ~$33.9M retirement of debt

- €2.80 (~$3.08) cash per share cash or 0.50 ATEC common shares per EOS share
- ~€7.01 (~$7.71) per convertible bond, or ~$33.9M

STRUCTURE

Tender Offer Agreement: ATEC will file a public tender offer for EOS shares

- Filing and clearance by French regulatory authority (AMF) required prior to launching offer
- Expected filing of tender: late April
- Expected close: Q3 2020

TENDER COMMITMENTS

Secured commitments: ~23% of outstanding EOS shares tender for ATEC shares

- 100% lock-up for initial 3 months; 75% lock-up the following 3 months

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FINANCING SUMMARY: PERCEPTIVE ADVISORS UP TO $160M NEW CAPITAL* $60M Refinancing Tranche to retire existing term debt and revolver Up to $100M Tender Offer Tranche to fund cash required to complete purchase of EOS * For additional information, please refer to the press release issued 2.27.20 at www.alphatecspine.com, and Form 8-K.

INFORMING BETTER SURGERY WITH ADVANCED SPINE IMAGING TRANSFORMING OUR PORTFOLIO WITH THE ACQUISITION OF EOS IMAGING